The detailed financial information included in this press release includes asset quality information at 6/30/04 that corrects an error that was reflected in the press release as originally issued.

[NATIONAL PENN BANCSHARES LOGO OMITTED]                            PRESS RELEASE


Immediate
Gary L. Rhoads, Chief Financial Officer, 610-369-6341

         National Penn Bancshares Reports Record Second Quarter Earnings

         BOYERTOWN, Pa., July 15, 2004-- National Penn Bancshares, Inc. (Nasdaq:
NPBC), the parent company of National Penn Bank and Investors Trust Company, reported second quarter 2004 net income totaling $12.18 million, or $0.48 per diluted share. Net income increased 13.2% compared to $10.76 million earned in the second quarter of 2003 and diluted earnings per share increased 9.1% compared to prior year diluted earnings of $0.44. These results represent the thirteenth consecutive quarter of record net income.

         For the first six months of 2004, net income totaled a record $23.55 million, or $0.94 per diluted share. Compared to the first six months of 2003, net income increased 11.3% and diluted earnings per share increased 8.0%. NPBC's earnings for the first six months of 2004 produced annualized returns on average assets and average shareholders' equity of 1.30% and 15.2%, respectively.

         The company had total assets at June 30, 2004 of $4.25 billion and total deposits of $2.85 billion. The allowance for loan and lease losses as of June 30, 2004 was $57.41 million, which represents 2.07% of total loans outstanding of $2.77 billion.

         On June 10, 2004, the company completed the purchase of Peoples First, Inc, the parent company of The Peoples Bank of Oxford. The Peoples Bank is a $461 million bank headquartered in Oxford, Pennsylvania, operating eight community offices in Chester and Lancaster Counties, Pennsylvania, and one community office in Cecil County, Maryland.

         On July 1, 2004 the company completed the purchase of Pennsurance, Inc., an insurance agency headquartered in Oley, Pennsylvania. Pennsurance was merged into the National Penn Bank's insurance agency subsidiary, FirstService Insurance Agency, Inc. Pennsurance, which will continue to operate under the Pennsurance name, brings an experienced staff and an extraordinary reputation for quality service. This expansion of NPBC's insurance agency business is an important component of its continuing development as a full service financial services provider.

         On May 17, 2004, NPBC paid a cash dividend of $0.24 per share, payable to shareholders of record on May 8, 2004. National Penn Bancshares, Inc. has paid cash dividends without interruption for over 129 years.


                                     -more-

NPBC--add 1

         During the quarter, National Penn Bank was one of four financial institutions in Pennsylvania selected to receive a "Pillars of the Community Award" from the Federal Home Loan Bank of Pittsburgh. The bank was recognized for the entire scope of its community investment work throughout the past year. "Pillars of the Community" take advantage of the Home Loan Bank's targeted community investment programs to finance projects and initiatives in their service areas. National Penn was honored for making a real difference in its local communities by involving the time and skills of its entire staff in offering volunteer initiatives and other forms of outreach to community groups and those in need.


         National Penn Bancshares, Inc. is a $4.2 billion bank holding company operating 73 community offices in southeastern Pennsylvania through National Penn Bank, and its FirstService, HomeTowne Heritage, and The Peoples Bank of Oxford Divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland. Trust and investment management services are provided through Investors Trust Company and FirstService Capital; brokerage services are provided through Penn Securities, Inc.; mortgage banking activities are provided through National Penn Mortgage Company; insurance services are provided through FirstService Insurance Agency, Inc.; and equipment leasing services are provided through National Penn Leasing Company. National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on National Penn's Web site at www.nationalpennbancshares.com.

         This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses this non-GAAP measure in its analysis of the company's performance. This measure, annualized net income return on average tangible equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders' equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management's success in utilizing the company's tangible capital. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

         This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in NPBC's reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. NPBC cautions you not to place undue reliance on these statements. NPBC undertakes no obligation to publicly release or update any of these statements.



                                      # # #



National Penn Bancshares, Inc.

Contact:  Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
                                                            Three Months Ended June 30,                Six Months Ended June 30,
                                                             2004                 2003                 2004               2003
----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CONDITION
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                        $4,254,345         $3,371,134
Total deposits                                                                                       2,854,264          2,269,327
Total loans and leases                                                                               2,772,460          2,022,713
Total shareholders' equity                                                                             397,872            295,262
Book value per share                                                                                     14.47              12.19

----------------------------------------------------------------------------------------------------------------------------------
EARNINGS
----------------------------------------------------------------------------------------------------------------------------------
Total interest income                                       $46,225              $41,770               $90,399            $81,871
Total interest expense                                       13,821               13,229                26,570             26,147
----------------------------------------------------------------------------------------------------------------------------------
Net interest income                                          32,404               28,541                63,829             55,724
Provision for loan and lease losses                           1,200                2,355                 2,963              4,610
----------------------------------------------------------------------------------------------------------------------------------
Net interest income after provision
  for loan and lease losses                                  31,204               26,186                60,866             51,114
Other income                                                 11,313               10,427                22,075             19,578
Other expenses                                               26,244               23,814                51,765             45,138
----------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                   16,273               12,799                31,176             25,554
Income taxes                                                  4,093                2,742                 7,628              5,739
----------------------------------------------------------------------------------------------------------------------------------
Net income from continuing operations                        12,180               10,057                23,548             19,815
Net income from discontinued operations                           -                  706                     -              1,338
----------------------------------------------------------------------------------------------------------------------------------
Net income                                                  $12,180              $10,763               $23,548            $21,153
----------------------------------------------------------------------------------------------------------------------------------

Return on average assets                                                                                 1.30%              1.34%
Return on average shareholders' equity                                                                   15.2%              15.9%
Return on average tangible equity (1)                                                                    24.7%              20.5%
Average shares - basic                                                                              24,607,036         23,789,407
Average shares - diluted                                                                            25,165,662         24,375,191

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE
----------------------------------------------------------------------------------------------------------------------------------
Basic earnings                                                $0.49                $0.45                 $0.96              $0.89
Diluted earnings                                               0.48                 0.44                  0.94               0.87
Dividends paid in cash                                         0.24                 0.22                  0.48               0.43

Financial information restated to include a 5% stock dividend issued September 30, 2003.

(1) Reconciliation Table for Non-GAAP Financial Measure
               Return on average shareholders' equity                                                    15.2%              15.9%
               Effect of goodwill and intangibles                                                         9.5%               4.6%
               Return on average tangible equity                                                         24.7%              20.5%
    Average tangible equity excludes acquisition related average goodwill and intangibles:
               Average shareholders' equity                                                           $311,489           $266,697
               Average goodwill and intangibles                                                       (120,419)           (60,254)
               Average tangible equity                                                                 191,070            206,443



Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/04
Date   7/15/2004


                                                        PAGE:  1 OF 7      AS OF            AS OF            AS OF
BALANCE SHEET - ASSETS ($000s)                                           6/30/2004        6/30/2003       12/31/2003
       Cash & Cash Equivalents                                              $ 146,606        $ 124,039         $ 98,397
                                                                          -----------  ---------------  ---------------
       Trading Account Securities                                                   -                -                -
                                                                          -----------  ---------------  ---------------
       Securities Available for Sale                                        1,010,776          843,156          934,375
                                                                          -----------  ---------------  ---------------
       Held to Maturity Securities                                                  -                -                -
                                                                          -----------  ---------------  ---------------
       Other Securities                                                             -                -                -
                                                                          -----------  ---------------  ---------------
       Total Securities                                                     1,010,776          843,156          934,375
                                                                          -----------  ---------------  ---------------
       Total Cash and Securities                                            1,157,382          967,195        1,032,772
                                                                          -----------  ---------------  ---------------
       Loans & Leases Held for Investment*                                  2,715,589        1,959,080        2,241,355
                                                                          -----------  ---------------  ---------------
       Loans & Leases Held for Sale*                                           56,871           63,633           29,344
                                                                          -----------  ---------------  ---------------
       Total Loans and Leases*                                              2,772,460        2,022,713        2,270,699
                                                                          -----------  ---------------  ---------------
       *Indicates data net of discount, gross of reserve
       Loan Loss Reserve                                                      (57,410)         (45,533)         (49,265)
                                                                          -----------  ---------------  ---------------
       Goodwill                                                               178,493           58,817           99,313
                                                                          -----------  ---------------  ---------------
       Other Intangibles                                                       19,043           10,232           11,897
                                                                          -----------  ---------------  ---------------
       Total Intangible Assets                                                197,536           69,049          111,210
                                                                          -----------  ---------------  ---------------
       Mortgage Servicing Rights                                                    -                -                -
                                                                          -----------  ---------------  ---------------
       Purchased Credit Card Relationships                                          -                -                -
                                                                          -----------  ---------------  ---------------
       Real Estate Owned & Held for Investment                                    747              760              735
                                                                          -----------  ---------------  ---------------
       Assets from Discontinued Operations                                          -          216,436                -
                                                                          -----------  ---------------  ---------------
       Other Assets                                                           183,630          140,514          146,423
                                                                          -----------  ---------------  ---------------
       Total Assets                                                       $ 4,254,345      $ 3,371,134      $ 3,512,574
                                                                          -----------  ---------------  ---------------

BALANCE SHEET - LIABILITIES ($000S)
       Deposits                                                           $ 2,854,264      $ 2,269,327      $ 2,435,296
                                                                          -----------  ---------------  ---------------
       Borrowings                                                             848,838          517,053          674,075
                                                                          -----------  ---------------  ---------------
       Trust Preferred Securities                                                   -           63,250           63,250
                                                                          -----------  ---------------  ---------------
       Subordinated Debt                                                      127,063                -                -
                                                                          -----------  ---------------  ---------------
       Liabilities from Discontinued Operations                                     -          192,098                -
                                                                          -----------  ---------------  ---------------
       Other Liabilities                                                       26,308           34,144           22,140
                                                                          -----------  ---------------  ---------------
       Total Liabilities                                                  $ 3,856,473      $ 3,075,872      $ 3,194,761
                                                                          -----------  ---------------  ---------------

BALANCE SHEET - EQUITY ($000s)
       Redeemable Preferred Stock                                                 $ -              $ -              $ -
                                                                          -----------  ---------------  ---------------
       Preferred Equity                                                           $ -              $ -              $ -
                                                                          -----------  ---------------  ---------------
       Common Equity                                                        $ 397,872        $ 298,262        $ 317,813
                                                                          -----------  ---------------  ---------------

MEMO ITEMS
       Accumulated other comprehensive income                                 $ 4,315         $ 27,522         $ 19,595
                                                                          -----------  ---------------  ---------------
       Publicly Reported Book Value Per Share (1)                             $ 14.47          $ 12.19          $ 13.09
                                                                          -----------  ---------------  ---------------
       EOP Common Shares Outstanding (excluding Treasury shares)(1)        27,492,395       24,211,312       24,284,506
                                                                          -----------  ---------------  ---------------
       Treasury Shares Held By Company                                          8,214           46,770            2,626
                                                                          -----------  ---------------  ---------------
       Did you announce a repurchase plan during this period?                      NO               NO              YES
                                                                          -----------  ---------------  ---------------
       Number of Shares to be Repurchased in Plan                           1,000,000        1,000,000        1,000,000
                                                                          -----------  ---------------  ---------------
       Number of Shares Repurchased During Period                             106,244          371,774          234,488
                                                                          -----------  ---------------  ---------------
       Average Price of Repurchased Shares                                      33.11            28.78            30.63
                                                                          -----------  ---------------  ---------------


       (1) restated for 5% stock dividend paid September 30, 2003.



Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/04
                             PAGE:  2 OF 7


                                                        FOR QUARTER    FOR QUARTER    YEAR TO     FOR QUARTER     YEAR
                                                           ENDED          ENDED         DATE         ENDED        ENDED
INCOME STATEMENT ($000s)                                 3/31/2004      6/30/2004     6/302004     6/302003     12/31/2003

      Interest Income                                       $ 44,174       $ 46,225    $ 90,399       $ 41,770  $ 165,648
                                                       -------------- -------------- ----------- -------------- ----------
      Interest Expense                                        12,749         13,821      26,570         13,229     51,099
                                                       -------------- -------------- ----------- -------------- ----------
      Net Interest Income                                     31,425         32,404      63,829         28,541    114,549
                                                       -------------- -------------- ----------- -------------- ----------
      FTE adjustment                                           2,074          1,940       4,014          2,146      8,049
                                                       -------------- -------------- ----------- -------------- ----------
      Net Interest Income (FTE)                               33,499         34,344      67,843         30,687    122,598
                                                       -------------- -------------- ----------- -------------- ----------
      Loan Loss Provision                                      1,763          1,200       2,963          2,355      9,371
                                                       -------------- -------------- ----------- -------------- ----------
      Investment Securities Trans.                              (196)             -        (196)             -       (369)
                                                       -------------- -------------- ----------- -------------- ----------
      Nonrecurring Income                                          -              -           -              -          -
                                                       -------------- -------------- ----------- -------------- ----------
      Nonrecurring Expense - Prepayment fee                        -              -           -              -      7,002
                                                       -------------- -------------- ----------- -------------- ----------
      Trading Account Income                                       -              -           -              -          -
                                                       -------------- -------------- ----------- -------------- ----------
      Foreign Exchange Income                                      -              -           -              -          -
                                                       -------------- -------------- ----------- -------------- ----------
      Trust Revenue                                            1,361          1,414       2,775          1,354      5,322
                                                       -------------- -------------- ----------- -------------- ----------
      Service Charges on Deposits                              3,415          3,588       7,003          2,922     12,099
                                                       -------------- -------------- ----------- -------------- ----------
      Mortgage Banking Income                                  1,303            660       1,963          1,552      5,146
                                                       -------------- -------------- ----------- -------------- ----------
      Fee Income from Investment Product Sales                   392            459         851            459      1,725
                                                       -------------- -------------- ----------- -------------- ----------
      Other Noninterest Income                                 4,487          5,192       9,679          4,140     17,362
                                                       -------------- -------------- ----------- -------------- ----------
      Total Noninterest Income(excludes securities            10,958         11,313      22,271         10,427     41,654
       gains/losses)                                   -------------- -------------- ----------- -------------- ----------
      Employee Comp. & Benefit Expense                        14,778         15,477      30,255         13,590     56,181
                                                       -------------- -------------- ----------- -------------- ----------
      Occupancy & Equipment Expense                            3,954          3,680       7,634          3,677     14,133
                                                       -------------- -------------- ----------- -------------- ----------
      Foreclosed Property Expense                                  -              -           -              -          -
                                                       -------------- -------------- ----------- -------------- ----------
      Amortization of Intangibles                                355            359         714            302      1,022
                                                       -------------- -------------- ----------- -------------- ----------
      (Excludes Servicing and Credit Card Intangibles)
      Other Noninterest Expense                                6,434          6,728      13,162          6,245     24,695
                                                       -------------- -------------- ----------- -------------- ----------
      Total Noninterest Exp.                                  25,521         26,244      51,765         23,814     96,031
                                                       -------------- -------------- ----------- -------------- ----------
      Minority Interest Expense                                    -              -           -              -          -
                                                       -------------- -------------- ----------- -------------- ----------
      Net Income Before Taxes                                 14,903         16,273      31,176         12,799     43,430
                                                       -------------- -------------- ----------- -------------- ----------
      Tax Provision                                            3,535          4,093       7,628          2,742      8,697
                                                       -------------- -------------- ----------- -------------- ----------
      Net Inc. from continuing operations                     11,368         12,180      23,548         10,057     34,733
                                                       -------------- -------------- ----------- -------------- ----------
      Net inc. from discontinued operations                        -              -           -            706      8,621
                                                       -------------- -------------- ----------- -------------- ----------
      Net Income                                            $ 11,368       $ 12,180    $ 23,548       $ 10,763   $ 43,354
                                                       -------------- -------------- ----------- -------------- ----------

      EARNINGS PER SHARE:

      Basic
                                                       -------------- -------------- ----------- -------------- ----------
      Net income (1)                                          $ 0.47         $ 0.49      $ 0.96         $ 0.45     $ 1.82
                                                       -------------- -------------- ----------- -------------- ----------
      Diluted
                                                       -------------- -------------- ----------- -------------- ----------
      Net income (1)                                          $ 0.46         $ 0.48      $ 0.94         $ 0.44     $ 1.78
                                                       -------------- -------------- ----------- -------------- ----------
      Average Shares Basic (1)                            24,338,303     24,607,036  24,607,036     23,789,407  23,813,291
                                                       -------------- -------------- ----------- -------------- ----------
      Average Shares Diluted (1)                          24,977,691     25,165,662  25,165,662     24,375,191  24,411,023
                                                       -------------- -------------- ----------- -------------- ----------
      Dividends on Preferred Stock ($000s)                       $ -            $ -         $ -            $ -        $ -
                                                       -------------- -------------- ----------- -------------- ----------


      (1) restated for 5% stock dividend paid September 30, 2003.





Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/04

AVERAGE BALANCE SHEET ($OOOs)
                                                                As of          For QTR          For QTR          For QTR
                                PAGE:  3 of 7                 6/30/2004       Ended 3/31/04   Ended 6/30/04   Ended 12/31/03
                                                              (YTD AVG)      QTRLY AVG       QTRLY AVG        QTRLY AVG
                                                            --------------   -----------------------------------------------
       Total Loans (net of unearned)                            2,377,157       2,284,094        2,470,219        2,193,251
                                                            --------------   -------------   --------------   --------------
       Loan Loss Reserve                                          (51,283)        (50,108)         (52,458)         (47,152)
                                                            --------------   -------------   --------------   --------------
       Investment Securities (incl. trading assets)               927,726         904,073          951,379          867,648
                                                            --------------   -------------   --------------   --------------
       Other Earning Assets                                        12,599          13,815           11,384           17,738
                                                            --------------   -------------   --------------   --------------

       Total Earning Assets (net of loan loss reserve)          3,266,199       3,151,874        3,380,524        3,031,485
                                                            --------------   -------------   --------------   --------------
       Total Assets                                             3,631,789       3,493,626        3,767,840        3,314,490
                                                            --------------   -------------   --------------   --------------

       Savings                                                    197,449         186,176          208,720          136,883
                                                            --------------   -------------   --------------   --------------
       NOW Accounts                                               547,707         553,772          541,641          584,956
                                                            --------------   -------------   --------------   --------------
       Money Market Accounts                                      626,349         616,498          636,200          613,920
                                                            --------------   -------------   --------------   --------------
       Certificates                                               670,831         643,815          697,847          663,003
                                                            --------------   -------------   --------------   --------------

       Total Int. Bearing Deposits                              2,042,336       2,000,261        2,084,408        1,998,762
                                                            --------------   -------------   --------------   --------------

       Non-Interest Bearing Deposits                              412,919         387,331          438,509          376,935
                                                            --------------   -------------   --------------   --------------
       Total Deposits                                           2,455,255       2,387,592        2,522,917        2,375,697
                                                            --------------   -------------   --------------   --------------

       Short-Term Borrowings                                      560,694         558,756          562,631          399,924
                                                            --------------   -------------   --------------   --------------
       Long-Term Borrowings                                       276,239         224,029          326,336          225,721
                                                            --------------   -------------   --------------   --------------
       Total Int. Bearing Liabilities                           3,292,188       3,170,377        3,411,884        3,001,342
        (incl. non-int bearing deposits)                    --------------   -------------   --------------   --------------
       Total Int. Bearing Liabilities                           2,879,269       2,783,046        2,973,375        2,624,407
                                                            --------------   -------------   --------------   --------------
       Total Shareholder's Equity                                 311,489         299,338          323,641          282,165
                                                            --------------   -------------   --------------   --------------






Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/04

                                       PAGE:  4 of 7

                                                     FOR QUARTER    FOR QUARTER     YEAR TO      FOR QUARTER       YEAR
                                                        ENDED          ENDED          DATE          ENDED         ENDED
CHARGEOFFS ($000s)                                    3/31/2004      6/30/2004     6/30/2004      6/30/2003     12/31/2003

       Loan Chargeoffs                                  $ 1,207        $ 1,039         $ 2,246       $ 1,929        $ 12,344
                                                   --------------  ------------ --------------- ------------  ---------------
       Recoveries on Loans                                $ 334          $ 930         $ 1,264         $ 420         $ 5,497
                                                   --------------  ------------ --------------- ------------  ---------------
       Net Loan Chargeoffs                                $ 873          $ 109           $ 982       $ 1,509         $ 6,847
                                                   --------------  ------------ --------------- ------------  ---------------

                                                        AS OF          AS OF         AS OF
ASSET QUALITY AND OTHER DATA ($000s)                  3/31/2004      6/30/2004     12/31/2003

       Nonaccrual Loans                                  $ 11,583       $ 10,690        $ 13,673
                                                     ------------  -------------- ---------------
       Renegotiated Loans                                       -              -               -
                                                     ------------  -------------- ---------------
       Other Real Estate Owned                                616            747             735
                                                     ------------  -------------- ---------------
       Total Nonperforming Assets                          12,199         11,437          14,408
                                                     ------------  -------------- ---------------
       Loans 90+ Days Past Due & Still Accruing               258            195             318
                                                     ------------  -------------- ---------------
       NPAs plus Loans over 90                           $ 12,457       $ 11,632        $ 14,726
                                                     ------------  -------------- ---------------

                                                        AS OF         AS OF          AS OF
REGULATORY CAPITAL DATA ($000s)                       3/31/2004     6/30/2004      12/31/2003

       Tier 1 Capital                                   $ 293,920      $ 319,271       $ 250,259
                                                     ------------  -------------- ---------------
       Tier 1 Ratio (%)                                    11.12%         10.21%           9.74%
                                                     ------------  -------------- ---------------
       Total Capital (Tier 1 + Tier 2)                  $ 327,174      $ 358,574       $ 282,581
                                                     ------------  -------------- ---------------
       Total Capital Ratio (%)                             12.38%         11.47%          11.00%
                                                     ------------  -------------- ---------------
       Total Risk-Adjusted Assets                     $ 2,643,385    $ 3,126,104     $ 2,568,838
                                                     ------------  -------------- ---------------
       Tier 1 Leverage Ratio                                9.20%          8.96%           7.84%
                                                     ------------  -------------- ---------------

                                                        AS OF         AS OF         YEAR TO
SUPPLEMENTAL DATA ($000s)                             3/31/2004     6/30/2004         DATE
                                                                                  6/30/2004

       1-4  Family Mortgage Loans Serviced For Others   $ 172,147       $ 79,185
                                                     ------------  --------------
       Propriety Mutual Fund Balances                         $ -            $ -
                                                     ------------  --------------
       (Net Asset Value in $000s)
       Held to Maturity Securities (Fair Value)               $ -            $ -
                                                     ------------  --------------
       Return on Avg. Assets (annualized)                   1.30%          1.30%           1.30%
                                                     ------------  -------------- ---------------
       Return on Avg. Equity (annualized)                   15.2%          15.1%           15.2%
                                                     ------------  -------------- ---------------
       Return on Avg. Tangible Equity (annualized) (1)      24.1%          25.2%           24.7%
                                                     ------------  -------------- ---------------
       Common Stock Dividends (total $ in period)         $ 5,809        $ 5,841        $ 11,650
                                                     ------------  -------------- ---------------
       EOP Employees (Full Time Equivalent)                   943            959
                                                     ------------  --------------

       (1) Reconciliation Table for Non-GAAP Financial Measure
                  Return on average shareholders' equity    15.2%        15.1%           15.2%
                  Effect of goodwill and intangibles         8.9%        10.1%            8.9%
                  Return on average tangible equity         24.1%        25.2%           24.1%
           Average tangible equity excludes acquisition related average goodwill and intangibles:
                  Average shareholders' equity           $299,338     $323,640        $299,338
                  Average goodwill and intangibles       (111,039)    (129,799)       (111,039)
                  Average tangible equity                 188,299      193,841         188,299






Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/04

                                     PAGE:  5 of 7               AS OF         AS OF        AS OF
PERIOD END BALANCES:                                           3/31/2004     6/30/2004    12/31/2003

Loan Breakdown: (regulatory)
       Commercial/Industrial                                     $ 412,752    $ 458,499     $ 396,271
                                                              ------------- ------------ -------------
       Commercial Real Estate                                      918,485    1,056,036       899,686
                                                              ------------- ------------ -------------
       Residential Mortgage (including multi-family)               474,572      591,049       450,630
                                                              ------------- ------------ -------------
       Real Estate Construction (and Land Development)             134,808      191,045       149,531
                                                              ------------- ------------ -------------
       Home Equity (revolving and 2nd lien)                        244,685      293,071       233,502
                                                              ------------- ------------ -------------
       Consumer (Loans to Individuals)                              52,172       61,948        54,466
                                                              ------------- ------------ -------------
       Bank Card                                                         -            -             -
                                                              ------------- ------------ -------------
       Foreign                                                           -            -             -
                                                              ------------- ------------ -------------
                                                   (Other)          89,989      120,812        86,613
       --------------------------------------------           ------------- ------------ -------------
       Total Loans (net of unearned)                             2,327,463    2,772,460     2,270,699
                                                              ------------- ------------ -------------
       Investment Securities (incl. trading assets)                941,761    1,010,776       934,375
                                                              ------------- ------------ -------------
       Other Earning Asset                                           4,348       38,762         2,233
                                                              ------------- ------------ -------------
       Total Earning Assets (net of loan loss reserve)           3,223,418    3,764,589     3,158,042
                                                              ------------- ------------ -------------
       Total Assets                                              3,567,191    4,254,345     3,512,574
                                                              ------------- ------------ -------------
Deposit Breakdown:
       Savings                                                     190,198      285,147       180,919
                                                              ------------- ------------ -------------
       NOW Accounts                                                519,359      619,142       608,220
                                                              ------------- ------------ -------------
       Money Market Accounts                                       620,978      672,929       600,932
                                                              ------------- ------------ -------------
       Certificates                                                507,222      570,386       529,594
                                                              ------------- ------------ -------------
       CDs>$100m                                                   140,155      207,593       129,011
                                                              ------------- ------------ -------------
       Foreign CDs                                                       -            -
                                                              ------------- ------------ -------------
                                                   (as needed)           -            -             -
       --------------------------------------------           ------------- ------------ -------------
Total Int. Bearing Deposits                                      1,977,912    2,355,197     2,048,676
                                                              ------------- ------------ -------------
       Non-Interest Bearing Deposits                               405,529    2,355,197       386,620
                                                              ------------- ------------ -------------
Total Deposits                                                   2,383,441    4,710,394     2,435,296
                                                              ------------- ------------ -------------
       Short-Term Borrowings                                       571,649      617,456       510,038
                                                              ------------- ------------ -------------
       Long-Term Debt                                              258,914      358,445       227,287
                                                              ------------- ------------ -------------
Total Int. Bearing Liabilities (incl. non-int bearing deposits)  3,214,004    5,686,295     3,172,621
                                                              ------------- ------------ -------------
Total Int. Bearing Liabilities                                   2,808,475    3,331,098     2,786,001
                                                              ------------- ------------ -------------
Total Stockholders Equity                                        $ 328,861    $ 397,872     $ 317,813
                                                              ------------- ------------ -------------



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



Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/04
                                               PAGE:  6 of 7
                                                                  AS OF           AS OF          AS OF
PERIOD END BALANCES:                                            3/31/2004       6/30/2004     12/31/2003

Loan Breakdown: (internal)
       Business Purpose Loans                                     $1,120,566    $ 1,258,987    $ 1,084,419
                                                             ---------------- -------------- --------------
       Residential Mortgage                                          247,835        457,913        229,995
                                                             ---------------- -------------- --------------
       Commercial Real Estate, Construction and Land Dev             723,965        766,827        721,471
                                                             ---------------- -------------- --------------
       Consumer (loans to Individual)                                235,097        288,733        234,814
                                                             ---------------- -------------- --------------
       Total Loans (net of unearned)                              $2,327,463    $ 2,772,460    $ 2,270,699
                                                             ---------------- -------------- --------------




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



Financial Update for NATL PENN BCSHS (NPBC) FOR 06/30/04
                                       PAGE 7 OF 7

BALANCE AND YIELD/COST ANALYSIS:                       AS OF            AS OF             AS OF               YTD
                                                     3/31/2004        6/30/2004        12/31/2003         6/30/2004
                                                Qtr Avg Bal  Yield   Qtr Avg Bal Yield  Qtr Avg Bal Yield  YTD Avg Bal   Yield

Total Loans (net of unearned)                   $ 2,284,094   6.06% $ 2,470,219   5.87% $ 1,870,513  6.82%  $ 2,377,157   5.96%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------
Investment Securities (incl. trading assets)        904,073   5.19%     951,379   5.05%     668,124  6.34%      927,726   5.12%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------
Other Earning Assets                                 13,815   0.84%      11,384   0.35%      69,401  1.26%       12,599   0.60%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------

Total Earning Assets                              3,201,982   5.79%   3,432,982   5.63%   2,608,038  6.55%    3,317,482   5.71%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------
Total Earning Assets (net of loan loss reserve)   3,151,874   5.89%   3,380,524   5.71%   2,565,466  6.65%    3,266,199   5.80%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------
Total Assets                                      3,493,626   5.31%   3,767,840   5.13%   2,825,983  6.04%    3,631,789   5.21%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------

Savings                                             186,176   0.86%     208,720   0.78%     106,129  0.63%      197,449   0.81%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------
NOWAccounts                                         553,772   0.94%     541,641   0.90%     396,709  1.19%      547,707   0.92%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------
Money Market Accounts                               616,498   0.90%     636,200   0.88%     514,244  0.94%      626,349   0.89%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------
Certificates                                        643,815   3.13%     697,847   3.02%     724,255  3.39%      670,831   3.07%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------

Total Int. Bearing Deposits                       2,000,261   1.62%   2,084,408   1.59%   1,741,337  2.00%    2,042,336   1.61%
                                                 ----------          ----------  ------ ----------- -----  ------------  ------

Non-Interest Bearing Deposits                       387,331             438,509             292,061             412,919
                                                 ----------  -----   ----------         -----------        ------------
Total Deposits                                    2,387,592   1.36%   2,522,917   1.31%   2,033,398  1.71%    2,455,255   1.34%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------

Short-Term Borrowings                               558,756   1.15%     562,631   1.11%     287,572  1.33%      560,694   1.13%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------
Long-Term Borrowings                                224,029   5.39%     326,336   4.91%     233,686  5.90%      276,239   5.11%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------
Total Int. Bearing Liabilities                    3,170,377   1.61%   3,411,884   1.62%   2,554,656  2.05%    3,292,188   1.62%
 (incl. non-int bearing deposits)                ----------  -----   ----------  ------ ----------- -----  ------------  ------
Total Int. Bearing Liabilities                    2,783,046   1.83%   2,973,375   1.86%   2,262,595  2.32%    2,879,269   1.85%
                                                 ----------  -----   ----------  ------ ----------- -----  ------------  ------
Total Shareholder's Equity                        $ 299,338           $ 323,641           $ 246,105           $ 311,489
                                                 ----------  -----   ----------         -----------        ------------

Net Yield on Earning Assets (net of loan loss reserve);       4.27%               4.08%              4.61%                4.17%
 (Margin)                                                    -----               ------             -----                ------
Net Yield on Earning Assets: (Margin)                         4.20%               4.01%              4.54%                4.10%
                                                             -----               ------             -----                ------

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

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

          State   Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

          1.  PA                                                                    72
          --------                                                           ----------
Total Number of Banking Offices                                                     72
                                                                             ----------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                    1
                                                                             ----------
Total Number of ATMs                                                                73
                                                                             ----------

          MD                                                                         1
          --------                                                           ----------
Total Number of Banking Offices                                                      1
                                                                             ----------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                    0
                                                                             ----------
Total Number of ATMs                                                                 1
                                                                             ----------

                                                                                     0
          --------                                                           ----------
Total Number of Banking Offices                                                      0
                                                                             ----------
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)                    0
                                                                             ----------
Total Number of ATMs                                                                 0
                                                                             ----------

Have you restated any prior period's financial statements for a pooling of interest and/or a change in
accounting principles?            N                  (Y/N)
Periods Restated on this report:
                                ------------------------------------------------------------- -----
Reason:
       -------------------------------------------------------------------------------------- -----


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